Sun Capital Advisers Trust

Supplement dated March 3, 2003 to the Prospectus dated May 1, 2002

In "The Funds' Goals and Strategies, Neuberger Berman Mid Cap Value Fund" on page 25, the list of portfolio managers in the shaded box is replaced in its entirety with the following:

Andrew B. Wellington

In the "About the Portfolio Managers" table on page 49, the section describing the portfolio managers for the Neuberger Berman Mid Cap Value Fund is replaced in its entirety with the following:
Fund	Fund Manager(s)	Manager since	Positions during past five years
Neuberger Berman Mid Cap Value Fund	Andrew B. Wellington	2001	Vice President of Neuberger Berman Inc. and Managing Director of Neuberger Berman LLC, since 2001. From 1996-2001 he was a portfolio manager at another firm.